Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Other Information” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information in Post-Effective Amendment No. 2,743 and Amendment No. 2,747 to the registration statement (Form N-1A, No. 333-123257 and No. 811-10325) of VanEck ETF Trust and to the incorporation by reference of our reports dated June 23, 2021 on VanEck CEF Muni Income ETF (previously, VanEck Vectors CEF Municipal Income ETF), VanEck BDC Income ETF (previously, VanEck Vectors BDC Income ETF), VanEck China Bond ETF (previously, VanEck Vectors ChinaAMC China Bond ETF), VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Emerging Markets High Yield Bond ETF (previously, VanEck Vectors Emerging Markets High Yield Bond ETF), VanEck Fallen Angel High Yield Bond ETF (previously, VanEck Vectors Fallen Angel High Yield Bond ETF), VanEck Green Bond ETF (previously, VanEck Vectors Green Bond ETF), VanEck High Yield Muni ETF (previously, VanEck Vectors High Yield Muni ETF), VanEck Intermediate Muni ETF (previously, VanEck Vectors Intermediate Muni ETF), VanEck International High Yield Bond ETF (previously, VanEck Vectors International High Yield Bond ETF), VanEck Investment Grade Floating Rate ETF (previously, VanEck Vectors Investment Grade Floating Rate ETF), VanEck J.P. Morgan EM Local Currency Bond ETF (previously, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF), VanEck Long Muni ETF (previously, VanEck Vectors Long Muni ETF), VanEck Moody's Analytics BBB Corporate Bond ETF (previously, VanEck Vectors Moody's Analytics BBB Corporate Bond ETF), VanEck Moody's Analytics IG Corporate Bond ETF (previously, VanEck Vectors Moody's Analytics IG Corporate Bond ETF), VanEck Mortgage REIT Income ETF (previously, VanEck Vectors Mortgage REIT Income ETF), VanEck Muni Allocation ETF (previously, VanEck Vectors Muni Allocation ETF), VanEck Preferred Securities ex Financials ETF (previously, VanEck Vectors Preferred Securities ex Financials ETF), VanEck Short High Yield Muni ETF (previously, VanEck Vectors Short High Yield Muni ETF) and VanEck Short Muni ETF (previously, VanEck Vectors Short Muni ETF) included in the Annual Reports to Shareholders for the fiscal year ended April 30, 2021, our reports dated February 25, 2021 on VanEck Africa Index ETF (previously, VanEck Vectors Africa Index ETF), VanEck Brazil Small-Cap ETF (previously, VanEck Vectors Brazil Small-Cap ETF), VanEck China Growth Leaders ETF (previously, VanEck Vectors China Growth Leaders ETF), VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Egypt Index ETF (previously, VanEck Vectors Egypt Index ETF), VanEck India Growth Leaders Index ETF (previously, VanEck Vectors India Growth Leaders Index ETF), VanEck Indonesia Index ETF (previously, VanEck Vectors Indonesia Index ETF), VanEck Israel ETF (previously, VanEck Vectors Israel ETF), VanEck Russia ETF (previously, VanEck Vectors Russia ETF), VanEck Russia Small-Cap ETF (previously, VanEck Vectors Russia Small-Cap ETF), VanEck Vietnam ETF (previously, VanEck Vectors Vietnam ETF), VanEck Agribusiness ETF (previously, VanEck Vectors Agribusiness ETF), VanEck Gold Miners ETF (previously, VanEck Vectors Gold Miners ETF), VanEck Junior Gold Miners ETF (previously, VanEck Vectors Junior Gold Miners ETF), VanEck Low Carbon Energy ETF (previously, VanEck Vectors Low Carbon Energy ETF), VanEck Natural Resources ETF (previously, VanEck Vectors Natural Resources ETF), VanEck Oil Refiners ETF (previously, VanEck Vectors Oil Refiners ETF), VanEck Oil Services ETF (previously, VanEck Vectors Oil Services ETF), VanEck Rare Earth/Strategic Metals ETF (previously, VanEck Vectors Rare Earth/Strategic Metals ETF), VanEck Steel

ETF (previously, VanEck Vectors Steel ETF), VanEck Vectors Unconventional Oil & Gas ETF and VanEck Uranium+Nuclear Energy ETF (previously, VanEck Vectors Uranium+Nuclear Energy ETF) included in the Annual Reports to Shareholders for the fiscal year ended December 31, 2020 and our reports dated November 23, 2020 on VanEck Biotech ETF (previously, VanEck Vectors Biotech ETF), VanEck Energy Income ETF (previously, VanEck Vectors Energy Income ETF), VanEck Environmental Services ETF (previously, VanEck Vectors Environmental Services ETF), VanEck Gaming ETF (previously, VanEck Vectors Gaming ETF), VanEck Inflation Allocation ETF (previously, VanEck Vectors Real Asset Allocation ETF), VanEck Long/Flat Trend ETF (previously, VanEck Vectors Long/Flat Trend ETF), VanEck Morningstar Durable Dividend ETF (previously, VanEck Vectors Morningstar Durable Dividend ETF), VanEck Morningstar Global Wide Moat ETF (previously, VanEck Vectors Morningstar Global Wide Moat ETF), VanEck Morningstar International Moat ETF (previously, VanEck Vectors Morningstar International Moat ETF), VanEck Morningstar Wide Moat ETF (previously, VanEck Vectors Morningstar Wide Moat ETF), VanEck Pharmaceutical ETF (previously, VanEck Vectors Pharmaceutical ETF), VanEck Retail ETF (previously, VanEck Vectors Retail ETF), VanEck Semiconductor ETF (previously, VanEck Vectors Semiconductor ETF) and VanEck Video Gaming and eSports ETF (previously, VanEck Vectors Video Gaming and eSports ETF) included in the Annual Reports to Shareholders for the fiscal year ended September 30, 2020.

/s/ Ernst & Young LLP

New York, New York
September 30, 2021